SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      April 17, 2003

Cerner Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of Incorporation)

0-15386 (Commission File Number)	43-1196944 (I.R.S. Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri (Address of principal executive offices)	64117 (Zip Code)

(816) 221-1024

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURES
EX-99.1 Press Release issued April 17, 2003

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is furnished herewith.

99.1    Press Release issued April 17, 2003.

Item 9.     Regulation FD Disclosure

Cerner Corporation is voluntarily furnishing herewith as Exhibit 99.1, the Press Release issued by the Company on April 17, 2003. This Press Release is also being furnished under Item 12.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION

Date: April 17, 2003	By: /s/ Marc G. Naughton

Marc G. Naughton, Senior Vice President,
Treasurer and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit
Number	Description	Page

99.1	Press Release issued April 17, 2003, furnished pursuant to Item 9 of this Form 8-K.

3